EXHIBIT 99.11(a):
                                ----------------

                        CONSENT OF KPMG PEAT MARWICK LLP.

                        Consent of Independent Auditors


The Board of Trustees
Undiscovered Managers Funds:


We consent to the reference to our Firm under the captions "All Cap Value Fund", "Core Equity Fund" and "Special Small Cap Fund", included under the heading "The Funds" in the prospectus in registration statement (File No. 333-37711) on Form N-1A.


                                                  /s/ KPMG Peat Marwick LLP
                                                  -------------------------
                                                  KPMG Peat Marwick LLP



Boston, Massachusetts
February 18, 1998